EX-10.GG
                                                               --------
                                AMP Incorporated

             STOCK BONUS UNIT AND SUPPLEMENTAL CASH BONUS AGREEMENT

     For the purpose of (a) encouraging key employees to acquire a proprietary interest in the Common Stock of AMP Incorporated (the "Corporation"), thereby aligning their interests with the interests of the shareholders, (b) providing added incentive to key employees to contribute to the future growth and profitability of the Corporation and (c) attracting and retaining exceptionally qualified employees, the Corporation, pursuant to the terms and conditions of the AMP Incorporated 1993 Long-Term Equity Incentive Plan (the "Plan"), will award to participants Stock Bonus Units that are convertible to a Stock Bonus payable in the form of Common Stock or the cash equivalent thereof. The Corporation will also pay to such participants a Supplemental Cash Bonus intended to enable participants to retain Common Stock distributed as a result of the Stock Bonus.

     This Agreement, entered into pursuant to the terms of the Plan, evidences that the Committee has designated ("Participant") as a participant under the Plan, has credited Stock Bonus Units to Participant, has designated as the Award Date for such Stock Bonus Units, has designated the sum of $ as the Designated Value applicable to such Stock Bonus Units, and has awarded Participant a Supplemental Cash Bonus to be paid in connection with the Stock Bonus reflected herein.

     Distributions of the Stock Bonus and Supplemental Cash Bonus shall be subject to the terms and conditions of the Plan and the following:


                             Article I. Definitions.

     1.1. "Agreement" means this "Stock Bonus Unit and Supplemental Cash Bonus Agreement" between the Corporation and Participant.

     1.2. "Award" shall mean any grant made to Participant under the Plan and this Agreement, including but not limited to Stock Bonus Units and a Supplemental Cash Bonus.

     1.3. "Award Date" means the date designated by the Committee as of which Stock Bonus Units are credited to Participant for purposes of computations under the Plan.

     1.4. "Board" shall mean the Board of Directors of the Corporation.

     1.5. "Bonus Computation Dates" means the fourth, fifth and sixth anniversaries of the Participant's Award Date and the dates determined pursuant to Sections 3.1 and 4.1 hereof as Bonus Computation Dates.

     1.6. "Change in Control" shall have the meaning set forth in Section 6.4 hereof.

     1.7. "Committee" means the committee of the Board as described in Section 2(h) of the Plan.

     1.8. "Common Stock" means common stock of the Corporation, no par value.

     1.9. "Competing Business" means, as applied to a particular period of time, a business which at such time is engaged in the manufacture, sale or other disposition of a product or products which is in competition to a product or products of the Corporation or its subsidiaries, partnerships or joint ventures.

     1.10. "Corporation" shall have the meaning set forth in the first paragraph of this Agreement.

     1.11. "Designated Value" means an amount designated by the Committee as of the Award Date, but in no event less than 95% of the Fair Market Value on such date.

     1.12. "Distribution Period" means the full calendar year, or the number of full calendar years, next following the calendar year in which Termination of Employment occurs, determined by the percentage to be applied as provided in
Section 3.1(b) as follows: (i) when said percentage is less than 40%, one such calendar year; (ii) when said percentage is at least 40% but less than 60%, two such calendar years; and (iii) when said percentage is 60% or more, three such calendar years.

     1.13. "Dividend Equivalents" means an amount equal to the total dividends (other than stock dividends) but giving effect to any adjustments under Section
6.10 and the fair market value of any rights, warrants and other distributions not distributed with the Shares but which the Participant would have received if such Participant had been the owner of record of the number of whole Shares distributed as an installment of the Stock Bonus during the period from the Bonus Computation Date to and including the date of distribution of such installment. The Committee in its sole discretion shall determine the fair market value as of the date of distribution of any rights, warrants or other distributions.

     1.14. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     1.15. "Fair Market Value" means the average closing sales price of a Share as reflected on the New York Stock Exchange Composite Tape for the 10 trading days immediately prior to the relevant date.

     1.16. "Participant" shall have the meaning set forth in the second paragraph of this Agreement.

     1.17. "Securities Act" means the Securities Act of 1933, as amended.

     1.18. "Share" or "Shares" means a share or shares of Common Stock.

     1.19. "Stock Bonus" means a bonus of the number of Shares, if any (including the cash equivalent of a fractional Share), which can be purchased on each Bonus Computation Date at the then Fair Market Value if there is applied to such purchase an amount equal to 1/3 of the Stock Bonus Units credited to Participant under this Agreement (or such different portion determined pursuant to Section 3.1 or 4.1 hereof), multiplied by the increase in the Fair Market Value as of the Bonus Computation Date over the Designated Value.

     1.20. "Stock Bonus Units" means units credited hereunder to Participant for determining the Stock Bonus and Supplemental Cash Bonus.

     1.21. "Supplemental Cash Bonus" means a cash bonus of the amount resulting from the application of the Supplemental Cash Bonus percentage, as designated by the Committee on the Bonus Computation Dates, to the aggregate market value as of the Bonus Computation Date of the Shares, or their cash equivalent (including the cash equivalent of fractional Shares), to be distributed to Participant. The Committee's intent in establishing the designated percentage is to provide a Supplemental Cash Bonus sufficient to pay the anticipated Federal income tax at a maximum rate for the highest taxable bracket with respect to both the Stock Bonus and the Supplemental Cash Bonus rounded up to the next highest whole percentage point, but said percentage shall in no event exceed 50%. When the Shares are distributed in installments, as provided in Section 3.3, Fair Market Value for the purpose of computing the Supplemental Cash Bonus shall be as of the first day of the period for which the distribution is made but in no event shall Fair Market Value exceed the highest closing sales price of a Share as reflected on the New York Stock Exchange Composite Tape during the six months immediately preceding Participant's Termination of Employment.

     1.22. "Termination of Employment" means the termination of employment by the Corporation or by a subsidiary, but not the transfer of employment from the Corporation to a subsidiary of the Corporation or vice versa or from one subsidiary of the Corporation to another such subsidiary. If the Committee in its sole discretion so determines, employment shall not be considered as terminated for the purposes of Sections 3.1 and 3.2 so long as Participant continues to perform services for the Corporation or a subsidiary thereof on either a full or part time basis either as an independent contractor or on a consulting basis or otherwise, provided, however, that Participant during such period does not, whether full time or part time, engage in or perform any services as an employee, independent contractor, consultant, advisor, or otherwise for a Competing Business.


                       Article II. Distribution of Bonus.

     2.1. "Distribution of Stock Bonus": On each Bonus Computation Date, or as promptly as practicable thereafter, there shall be distributed to Participant who has not had a Termination of Employment the Stock Bonus payable as of such Bonus Computation Date. In lieu of the distribution of the Stock Bonus in Shares, the Committee in its sole discretion may direct that the distribution of the Stock Bonus, or any installments thereof, take the form, in whole or in part, of cash equivalent to the amount of the Stock Bonus, or any installments thereof.

     2.2. "Distribution of Supplemental Cash Bonus": If and when the distribution of the Stock Bonus, or an installment thereof, shall be made (whether such distribution occurs in Shares or in the cash equivalent), the Supplemental Cash Bonus in respect of such distribution shall be paid to such Participant.


                    Article III. Termination of Employment.

     3.1. "Retirement, Death or Disability": The date of retirement of a Participant pursuant to the provisions of a retirement plan of the Corporation or a subsidiary, or the date of Termination of Employment of the Participant because of the Participant's death or disability, shall constitute a Bonus Computation Date for computing the Participant's Stock Bonus as follows:

     (a) If such Bonus Computation Date is prior to the first anniversary of the Award Date, no Stock Bonus shall be computed or distributed in respect of Stock Bonus Units having such Award Date unless the Committee exercises the discretion hereinafter granted to it. The Committee may in its sole discretion authorize future distributions of the Stock Bonus to Participant in such amount and at such times as it may determine, provided that in no event shall the total of such distributions exceed the amount of the Stock Bonus.

     (b) If such Bonus Computation Date is on or after the first anniversary but prior to the fifth anniversary of the Award Date, the Stock Bonus will be computed in respect of Stock Bonus Units having such Bonus Computation Date as follows: Multiply the Stock Bonus Units by the aggregate of (i) a percentage equal to 20% for each full 12-month period between the Award Date and such Bonus Computation Date, plus (ii) a percentage equal to 1.667% for each full calendar month between the immediately preceding anniversary of the Award Date and such Bonus Computation Date; provided, that the total Stock Bonus Units so computed shall be reduced by the total number of Stock Bonus Units with respect to which a computation has previously been made.

     (c) If such Bonus Computation Date is on or after the fifth anniversary of the Award Date, the Stock Bonus will be computed with respect of all remaining Stock Bonus Units having such Bonus Computation Date with respect to which a computation has not previously been made.

     In case of the death or disability of a Participant, the Committee shall determine to whom distribution shall be made and distribution to the person or persons designated by the Committee shall relieve the Corporation or a subsidiary from any and all further responsibility under the Plan. The terms of the Plan and this Agreement, as well as the interpretations and decisions of the Committee, shall be binding upon any such person or persons and upon the executor, administrator, and heirs of the Participant.

     3.2. "Other Termination of Employment": In the case of a Termination of Employment of the Participant otherwise than as provided in Section 3.1, the Participant shall upon such Termination of Employment have no rights whatsoever under this Plan unless the Committee exercises the discretion hereinafter granted to it. The Committee may in its sole discretion authorize future distributions of the Stock Bonus to Participant in such amount and at such times as it may determine, provided that in no event shall the total of such distributions exceed the amount of the Stock Bonus.

     3.3. "Distribution in Installments": Subject to and contingent upon the fulfillment of the conditions set forth in Section 3.4 and subject to the provisions of Section 4.1, a Stock Bonus computed pursuant to Section 3.1 shall be distributed during the applicable Distribution Period in quarter-annual installments, as nearly equal as practicable, commencing on the first day of the first March of the Distribution Period, together with the Supplemental Cash Bonus and related Dividend Equivalents in respect of each such installment. If the aggregate number of Shares that results from the Stock Bonus computations and that is distributable in installments during the Distribution Period shall not be divisible into a whole number of Shares by the applicable number of installments, each installment except the last shall consist of the nearest number of whole Shares into which such aggregate number of Shares shall be divisible by the applicable number of installments, and the last installment shall consist of the total number of whole Shares resulting from the Stock Bonus computations less the total number of Shares theretofore distributed, with any fractional Share to be paid out in its cash equivalent based on the then Fair Market Value of a Share.

     3.4. "Fulfillment of Conditions": The Corporation's obligation to distribute any installment pursuant to Section 3.3 shall be contingent upon the fulfillment of the conditions that:

     (a) Participant shall not, whether full time or part time, as an employee, on a consulting or advisory basis or otherwise, engage in or perform any services during the period between the date of Participant's Termination of Employment and the end of the Distribution Period for a business which at such time shall be a Competing Business, nor shall Participant at any time (i) disclose information relative to the business of the Corporation and its subsidiaries which is confidential or (ii) otherwise act or conduct himself in a manner which is inimical or contrary to the best interest of the Corporation and its subsidiaries, and

     (b) Participant shall be available during the period between the date of Participant's Termination of Employment and the end of the Distribution Period for such consulting and advisory services as the Corporation or its subsidiaries may reasonably request, taking fairly into consideration the age, health, residence and individual circumstances of the Participant and the total amount of distributions to the Participant under the Plan during the Distribution Period.

     In the event that any of such conditions shall not be fulfilled, the obligations of the Corporation hereunder shall forthwith terminate and Participant's right to any further distribution of Shares, Dividend Equivalents and Supplemental Cash Bonus shall be cancelled; provided, that any such cancellation shall be in addition to and not in lieu of any of the rights or remedies available to the Corporation or its subsidiaries arising out of Participant's breach of any provision of this Agreement or the Plan. Ownership as a passive investor of not more than five percent (5%) of the outstanding shares of the stock of any company listed on a national securities exchange or having at least one hundred (100) shareholders of record shall not in itself be deemed a nonfulfillment of the conditions herein set forth.


                Article IV. Acceleration of Bonus Distributions.

     4.1. "Accelerated Distributions": The Committee may, if and when in its sole discretion it determines as to Participant that the circumstances justify such action and with or without the application or consent of Participant, at any time or times after the first anniversary of the Award Date designate a Bonus Computation Date with respect to all or any part of the number of Stock Bonus Units that Participant would be entitled to under Section 3.1 computed as if such Bonus Computation Date were a Termination of Employment date, or with respect to all or any part of the number of Stock Bonus Units represented by this Agreement with respect to which no distribution prior thereto has been made. The Stock Bonus, together with the related Supplemental Cash Bonus, shall thereupon promptly be distributed to Participant.


                       Article V. Administration of Plan.

     5.1. "Committee": The Committee shall administer the Plan and this Agreement in accordance with their provisions and shall have full and final authority in its discretion to (a) interpret the provisions of the Plan and this Agreement and decide all questions of fact arising in their application, and its interpretation and decisions shall be in all respects final, conclusive and binding; and (b) make all other determinations, rules and regulations necessary or advisable for the administration of the Plan and this Agreement. No member of the Committee shall be personally liable for any action or determination in respect to the administration of the Plan and this Agreement if made in good faith.

                           Article VI. Miscellaneous.

     6.1. "Withholding of Taxes": Whenever the Corporation proposes or is required to issue or transfer Shares under the Plan and this Agreement, the Corporation shall have the right to require Participant to remit to the Corporation an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Withholding requirements may be satisfied by cash payments or, at the election of Participant, by having the Corporation withhold a portion of the Shares or Supplemental Cash Bonus to be received, or by delivering previously owned Shares, having a value equal to the amount to be withheld (or such portion thereof as the Participant may elect). Any election to have Shares withheld under this Section may be subject, in the Committee's discretion, to such restrictions as the Committee may determine, including but not limited to one or more of the following restrictions in accordance with
Section 16(b) of the Exchange Act: (a) the election shall be irrevocable; (b) the election shall be subject, in whole or in part, to the approval of the Committee and to such rules as it may adopt; (c) the election must be made at least six months prior to the transfer of Shares under the Plan and this Agreement; and (d) the election shall be made during the time period specified in Rule 16b-3(e) promulgated under the Exchange Act. Whenever payments under the Plan are to be made in cash, including but not limited to the Supplemental Cash Bonus, such payments shall be net of an amount sufficient to satisfy any Federal, state and/or local withholding tax requirements.

     6.2. "Non-Alienation of Benefits": Prior to its settlement in the form of cash or Shares, no right or benefit under the Plan and this Agreement shall be subject to anticipation, alienation, sale, assignment, pledge, encumbrance or charge, and any attempt to anticipate, alienate, sell, assign, pledge, encumber or charge the same whether voluntary, involuntary or by operation of law, shall be void except by will or by the laws of descent and distribution or by such other means as the Committee may approve from time to time. No right or benefit under the Plan and this Agreement shall in any manner be liable for or subject to the debts, contracts, liabilities, or torts of the person entitled to such benefit. If Participant should become bankrupt or attempt to anticipate, alienate, sell, assign, pledge, encumber or charge any right or benefit under the Plan and this Agreement, then such right or benefit shall, in the sole discretion of the Committee, cease and terminate, and in such event, the Corporation may hold or apply the same or any part thereof for the benefit of Participant, the Participant's spouse, children or other dependents, or any of them, in such manner and in such proportion as the Committee may determine. Any restrictions on transferability of the Shares either described above or otherwise provided for in this Agreement may be referred to in legends contained on the certificates evidencing such Shares.

     6.3. "Legal Holiday": If and when the date on which a computation or distribution is to be made or other action is to be taken under the Plan or this Agreement falls on a Saturday, Sunday, or a legal holiday, such computation or distribution shall be made or such other action taken on the next succeeding business day.

     6.4 "Change in Control": For the purposes of this Section, "Change in Control" shall have the meaning assigned to it in Section 10 of the Plan. Notwithstanding any provisions hereof to the contrary, upon the occurrence of a Change in Control, all Stock Bonus Units and Supplemental Cash Bonus Awards and other applicable Awards granted under the Plan and this Agreement that are unvested and unpaid shall become immediately and automatically vested and payable, without any further action by the Committee.

     6.5. "General Restrictions": The Plan and each Award under the Plan and this Agreement and the issuance of Shares in connection therewith shall be subject to the condition that, if at any time the Committee shall determine that the Plan, this Agreement, an Award under the Plan and this Agreement or the issuance or purchase of Shares in connection therewith requires or it is desirable that it has (a) the listing, registration or qualification of the Shares subject or related to the Plan upon any securities exchange or under any state or Federal law or under the rules and regulations of the Securities and Exchange Commission or any other governmental regulatory body, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the recipient of an Award with respect to the disposition of Shares, then the Plan and this Agreement will not be effective and the Award may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     6.6. "Rights of a Shareholder": The recipient of any Award under the Plan and this Agreement, and any person claiming under or through such recipient or under the Plan or this Agreement, shall not be, nor have any of the rights of, a shareholder with respect thereto, nor shall they have any right or interest in any cash or other property, unless and until certificates for Shares are issued or distributions in cash are made to such Participant after compliance with all the terms and conditions and provisions of the Plan and this Agreement.

     6.7. "Rights to Terminate Employment": Nothing in the Plan or this Agreement shall confer upon Participant the right to continue in the employment of the Corporation, or to continue in any position or at any level of remuneration, or affect any right which the Corporation may have to terminate the employment of such Participant for any reason whatsoever, with or without good cause.

     6.8. "Management, Accounting and Financial Decisions": Nothing in the Plan or this Agreement shall affect the authority of the management of the Corporation to make management, business, accounting and financial decisions concerning the Corporation.

     6.9. "Non-Uniform Determinations": The Committee's determinations under the Plan (including without limitation determinations of the persons to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same, and the establishment of values and performance targets) need not be uniform and may be made by the Committee selectively among persons who receive, or are eligible to receive, Awards under the Plan, whether or not such persons are similarly situated.

     6.10. "Adjustments": In the event of any change in the outstanding Shares by reason of a stock dividend or distribution, recapitalization, merger, consolidation, split-up, combination, exchange of shares or the like, the Committee shall adjust the maximum number of Shares which may be issued under the Plan and shall provide for an equitable adjustment in the number of Stock Bonus Units credited to Participant with respect to which no distribution has then been made, and/or in the Designated Value to be used in Stock Bonus computations for each Bonus Computation Date which is on or subsequent to the effective date of such change in the Shares, and/or in the Shares issuable pursuant to an outstanding Award as of the effective date of the change in the Shares, to the end that after such event the Participant's proportionate interest shall be maintained as before the occurrence of such event. The decision of the Committee with respect to the nature and amount of the adjustment(s) shall be conclusive and binding upon Participant and all persons claiming under or through Participant or under the Plan or this Agreement.

     6.11. "Delegation": The Committee may delegate to one or more officers or managers of the Corporation, or a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to: (a) grant Awards to participants under the Plan; (b) cancel, modify, or waive rights with respect to participants under the Plan; or (c) alter, discontinue, suspend, or terminate Awards held by participants under the Plan; provided, however, that no such participant shall be an officer, director or ten percent shareholder of the Corporation within the meaning of those terms under Section 16 of the Exchange Act.

     6.12. "Amendment": The Board may amend, suspend or terminate the Plan at any time or from time to time, except that no amendment shall be effective without shareholder approval if shareholder approval of such amendment, suspension or termination would be required in order to ensure that the Plan, as amended, would continue to meet the requirements of Rule 16b-3 promulgated under the Exchange Act, or any successor rule or regulation thereto. Except as may be provided in this Agreement, the termination or any modification or amendment of the Plan shall not, without the consent of Participant, affect Participant's rights under an Award previously granted.

     6.13. "Effect on Other Plans": Nothing in the Plan or this Agreement shall be construed to limit the right of the Corporation to establish any other forms of incentives or compensation for employees of the Corporation in connection with any proper corporate purpose.

     6.14. "Duration of the Agreement": This Agreement shall remain in effect until all Awards under this Agreement either have been satisfied by the issuance of Shares or the payment of cash, or have expired or been forfeited by their terms.

     6.15. "Funding of the Plan": The Plan shall be unfunded. The Corporation shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan or this Agreement, and payment of Awards shall be subordinate to the claims of the Corporation's general creditors.

     6.16. "Severability": If any provision of the Plan or this Agreement or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction, or as to any person or Award, or would disqualify the Plan or any Award under any law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform to applicable laws, or if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such jurisdiction, person, or Award, and the remainder of the Plan and this Agreement and any such Award shall remain in full force and effect.

     6.17. "Construction": Wherever any words are used in the Plan or this Agreement in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     6.18. "Headings": Headings are given to the Sections and subsections of the Plan and this Agreement solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or this Agreement or any provision thereof.

     6.19. "Governing Law": The validity, construction and effect of the Plan and this Agreement and any rules and regulations relating to the Plan and this Agreement shall be determined in accordance with the laws of the Commonwealth of Pennsylvania and applicable Federal law.

                                    AMP Incorporated

                            Dated___________________________

                            By______________________________

                    ********************************************

     Participant hereby acknowledges receipt of a copy of the Plan and this Agreement, accepts his or her designation as a Participant under and subject to all the terms and conditions set forth herein and in the Plan, and agrees to all such terms and conditions.

                            Dated___________________________

                            ________________________________
                                      Participant




======================================================================
|                   Bonus Distributions Received                     |
|--------------------------------------------------------------------|
|    Bonus    | Stock Bonus |             | Supplemental| Participant|
| Computation |    Units    | Stock Bonus |  Cash Bonus |  Signature |
|    Date     |  Computed   |             |             |            |
|=============|=============|=============|=============|============|
|             |             |             |             |            |
|             |             |             |             |            |
|=============|=============|=============|=============|============|
|             |             |             |             |            |
|             |             |             |             |            |
|=============|=============|=============|=============|============|
|             |             |             |             |            |
|             |             |             |             |            |
|=============|=============|=============|=============|============|
|             |             |             |             |            |
|             |             |             |             |            |
|=============|=============|=============|=============|============|
 Rev 08/02/93


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                         AMP Incorporated

                         General Offices

                     Harrisburg, Pennsylvania



        --------------------    **    --------------------



                       STOCK BONUS UNIT AND
                 SUPPLEMENTAL CASH BONUS AGREEMENT


                            Issued to



                 _________________________________
                           Participant








Dated___________________________________________________________










=================================================================




                                                           Schedule to
                                                           EX-10.B


     Agreements identical to the "AMP Incorporated Stock Bonus Unit and Supplemental Cash Bonus Agreement" were entered into by the following executive officers in July, 1993 for a specific number of Bonus Units that varies as to each executive officer, with each such Bonus Unit having an Award Date of July 27, 1993 and a Designated Value of $57.75:


                                    David C. Cornelius


                                    Benjamin Savidge